UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 3, 2012

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2012, MTS Systems Corporation (the “Company”) announced that it has appointed Jeffrey A. Graves to the position of President and Chief Executive Officer and a member of the Board of Directors.  Mr. Graves’s appointments will be effective on May 7, 2012. William V. Murray’s service as Interim Chief Executive Officer of the Company will terminate upon the effectiveness of Mr. Graves’s appointment, but Mr. Murray will remain a member of the Company’s Board of Directors.

In connection with Mr. Graves’s appointment as President and Chief Executive Officer, the Company entered into a letter agreement with him, dated March 31, 2012 (the “Letter Agreement”), that provides for an annual salary of $600,000 and a signing bonus of $300,000. Mr. Graves will also be eligible to participate in the MTS Executive Variable Compensation (“EVC”) program with a target incentive payment amount equal to 70% of actual base salary paid. The Letter Agreement provides for a guaranteed EVC program payment for the remainder of the Company’s 2012 fiscal year at not less than target level, based on actual base salary paid for the partial fiscal year. The Letter Agreement further provides that Mr. Graves will be eligible to receive an annual long-term incentive award with a target amount equal to 130% of actual base salary paid and will receive a signing bonus in the form of a restricted stock unit award granted when he commences employment for a number of shares equal to $311,000 divided by the fair market value of the Company’s common stock on the date of grant. The restricted stock unit award will vest in three equal installments on each of the first three anniversaries of the date of grant, provided that Mr. Graves remains employed with the Company.

In connection with his appointment as President and Chief Executive Officer, Mr. Graves will also enter into a Change in Control Agreement with the Company (the “CIC Agreement”). The CIC Agreement will provide for severance benefits upon an involuntary termination of employment without Cause or a voluntary termination of employment for Good Reason within 24 months of a Change in Control, as such terms are defined in the CIC Agreement. With certain exceptions, the severance benefits would consist of (a) a lump-sum payment equal to two times the sum of Mr. Graves’s annual salary and the average payout he received under the EVC program for the previous three fiscal years, and (b) 18 months of continued coverage under the Company’s life, disability, accident and health plans, at the Company’s expense. These severance benefits will be subject to customary terms and conditions under the CIC Agreement, including non-competition and confidentiality covenants.

The Company will also enter into a Severance Agreement with Mr. Graves (the “Severance Agreement”). The Severance Agreement will have a term of two years after commencement of employment and provides for severance benefits upon a termination of employment other than voluntary resignation without Good Reason or by the Company for Cause, as such terms are defined in the Severance Agreement, in a situation not covered by the CIC Agreement. With certain exceptions, the severance benefits would consist of payments over a 12-month period in an aggregate amount equal to Mr. Graves’s annual base salary plus his target annualized cash incentive payment under the EVC program. These severance benefits will be subject to customary terms and conditions under the Severance Agreement, including signing a release of claims in favor of the Company, a non-competition covenant and the possibility of forfeiture for conduct detrimental to the Company.

A copy of the Letter Agreement, form of CIC Agreement and form of Severance Agreement is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference in response to this Item 5.02. The foregoing description of such agreements is qualified in its entirety by reference to the full text of such agreements.

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Mr. Graves, age 50, has served as the President and Chief Executive Officer and a director of C&D Technologies, Inc., a manufacturer, marketer and distributor of electrical power storage systems for the standby power storage market, since July 2005. From July 2001 to January 2005, Mr. Graves was employed at Kemet Electronics Corporation, a manufacturer of high-performance capacitor solutions, including surface-mount capacitor technologies, where he last held the position of Chief Executive Officer. From 1994 to 2001, Mr. Graves held a number of key leadership positions with General Electric (“GE”) Company’s Power Systems Division and Corporate Research & Development Center. Prior to working for GE, Mr. Graves held various positions of increasing responsibility at Rockwell International Corporation and Howmet Corporation. Mr. Graves is also a director of Teleflex Incorporated and Hexcel Corporation, and he served on the Board of Technitrol, Inc. from January 2006 through May 2007. Mr. Graves received his B.S. in Metallurgical Engineering from Purdue University and his M.S. and Ph.D., both also in Metallurgical Engineering, from the University of Wisconsin.

There are no family relationships between Mr. Graves and any other director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to the Letter Agreement, CIC Agreement and Severance Agreement, there are no transactions between Mr. Graves or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release dated April 3, 2012, announcing the transition in the Chief Executive Officer position, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Letter Agreement, dated March 31, 2012, by and between MTS Systems Corporation and Jeffrey A. Graves

10.2	Form of Change in Control Agreement by and between MTS Systems Corporation and Jeffrey A. Graves

10.3	Form of Severance Agreement by and between MTS Systems Corporation and Jeffrey A. Graves

99.1	Press release, dated April 3, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: April 9, 2012	By:	/s/ Susan E. Knight
Susan E. Knight
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title	Method of filing
10.1	Letter Agreement, dated as of March 31, 2012, by and between MTS Systems Corporation and Jeffrey A. Graves	Filed electronically
10.2	Form of Change in Control Agreement by and between MTS Systems Corporation and Jeffrey A. Graves	Filed electronically
10.3	Form of Severance Agreement by and between MTS Systems Corporation and Jeffrey A. Graves	Filed electronically
99.1	Press Release, dated April 3, 2012	Filed electronically